Q3 FY 2018 Financial Results Greg Dougherty Pete Mangan Chief Executive Officer Chief Financial Officer May 8, 2018

Safe Harbor Statement This presentation contains statements about management’s future expectations regarding the plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Investors should not unduly rely on such forward-looking statements. These forward-looking statements include statements concerning (i) our decision to suspend shipment of products to ZTE, (ii) Oclaro’s future financial performance and operating prospects and (iii) the statements in our CEO’s quote. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “forecast,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” "objective," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause our actual results or events to differ materially from those indicated by such forward-looking statements, including (i) our dependence on a limited number of customers for a significant percentage of our revenues, (ii) the impact on our business, financial condition and results of operations of the U.S. Department of Commerce changing and reactivating its previous denial order relating to ZTE, (iii) the risk that our pending merger with Lumentum Holdings Inc. does not close, due to the failure of one or more conditions to closing, (iv) uncertainty as to the market value of the Lumentum merger consideration to be paid in the merger, (v) the risk that required governmental or Oclaro stockholder approvals of the merger (including China antitrust approval) will not be obtained or that such approvals will be delayed beyond current expectations, (vi) the risk of litigation in respect of either Oclaro or Lumentum or the merger, (vii) disruption from the merger making it more difficult to maintain our customer, supplier, key personnel and other strategic relationships, (viii) competition and pricing pressure, (ix) the absence of long-term purchase commitments from many of our long-term customers, (x) our ability to effectively manage our inventory, (xi) our ability to meet or exceed our gross margin expectations, (xii) our ability to timely develop, commercialize and ramp the production of new products to customer required volumes, (xiii) the effects of fluctuations in foreign currency exchange rates, (xiv) our ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (xv) potential operating or reporting disruptions that could result from the implementation of our new enterprise resource planning system, (xvi) our manufacturing yields, (xvii) our ability to conclude agreements with our customers on favorable terms, (xviii) the risks associated with delays, disruptions or quality control problems in manufacturing, (xix) fluctuations in our revenues, growth rates and operating results, (xx) changes in our effective tax rates or outcomes of tax audits or similar proceedings, (xxi) our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses, (xxii) our dependence on a limited number of suppliers and key contract manufacturers, (xxiii) the impact of financial market and general economic conditions in the industries in which we operate and any resulting reduction in demand for our products, (xxiv) our ability to protect our intellectual property rights, (xxv) the risks associated with our international operations, and (xxvi) other factors described under the caption "Risk Factors" and elsewhere in the documents we periodically file with the SEC. © 2018 Oclaro, Inc.

© 2018 Oclaro, Inc.

Revenue By Product Group $ in Millions Q317 Q417 Q118 Q218 Q318 100G+ Transmission 125.8 120.6 125.6 105.4 95.7 40G & Lower Transmission 36.4 28.8 30.0 34.0 31.6 Total Revenues 162.2 149.4 155.6 139.3 127.3 Percent of Total 100G+ Transmission 78% 81% 81% 76% 75% 40G & Lower Transmission 22% 19% 19% 24% 25% $ in Millions Q317 Q417 Q118 Q218 Q318 Datacom/Client Side 75.8 72.6 75.1 64.9 52.6 Telecom/Line Side 86.4 76.8 80.5 74.4 74.7 Total Revenues 162.2 149.4 155.6 139.3 127.3 Percent of Total Datacom/Client Side 47% 49% 48% 47% 41% Telecom/Line Side 53% 51% 52% 53% 59% Numbers may not foot due to rounding © 2018 Oclaro, Inc.

© 2018 Oclaro, Inc.

Thank You For more information, visit us at www.oclaro.com. Follow us on @OclaroInc and LinkedIn. © 20152018 Oclaro, Inc.